THE 59 WALL STREET U.S. TREASURY MONEY FUND

                            PORTFOLIO OF INVESTMENTS
                             as of December 31, 2001
                                   (unaudited)

  Principal
   Amount                                                               Value
  ---------                                                         ------------
                  U.S. TREASURY BILLS (a) (87.3%)
 $63,780,000        due 01/10/02, 1.670% ..................         $ 63,756,538
   1,675,000        due 01/17/02, 1.635% ..................            1,673,845
  40,375,000        due 01/24/02, 1.750% ..................           40,332,644
  12,400,000        due 01/31/02, 2.250% ..................           12,378,561
  33,100,000        due 02/07/02, 3.115% ..................           33,001,784
   9,670,000        due 02/21/02, 1.730% ..................            9,637,340
  20,900,000        due 05/02/02, 1.745% ..................           20,766,693
  10,700,000        due 05/09/02, 1.770% ..................           10,629,307
   7,000,000        due 06/06/02, 1.640% ..................            6,949,216
                                                                    ------------
                       TOTAL U.S. TREASURY BILLS ..........          199,125,928
                                                                    ------------

                  U.S. TREASURY NOTES (12.6%)
   7,000,000        due 04/30/02, 6.625% ..................            7,067,279
   6,175,000        due 06/30/02, 6.250% ..................            6,302,993
  10,000,000        due 08/31/02, 6.250% ..................           10,265,809
   5,000,000        due 10/31/02, 5.750% ..................            5,156,437
                                                                    ------------
                       TOTAL U.S. TREASURY NOTES ..........           28,792,518
                                                                    ------------

TOTAL INVESTMENTS, AT AMORTIZED COST ...............   99.9%        $227,918,446
OTHER ASSETS IN EXCESS OF LIABILITIES...............    0.1              269,342
                                                      -----         ------------
NET ASSETS .........................................  100.0%        $228,187,788
                                                      =====         ============
-----------
(a) Rates shown are yields to maturity at time of purchase.

   The accompanying notes are an integral part of these financial statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2001
                                   (unaudited)

ASSETS:
      Investments, at amortized cost ...........................   $227,918,446
      Interest receivable ......................................        539,932
      Prepaid expenses .........................................         33,103
                                                                   ------------
               Total Assets ....................................    228,491,481
                                                                   ------------
LIABILITIES:
      Due to bank ..............................................        145,315
      Payables for:
        Shareholder servicing/eligible institution fees ........         44,347
        Dividends declared .....................................         31,835
        Investment advisory fees ...............................         29,565
        Administrative fees ....................................         19,710
        Professional fees ......................................          9,561
        Board of Trustees' fees ................................          2,211
        Accrued expenses and other liabilities .................         21,149
                                                                   ------------
               Total Liabilities ...............................        303,693
                                                                   ------------
NET ASSETS, for 228,195,043 fund shares outstanding ............   $228,187,788
                                                                   ============
Net Assets Consist of:
      Paid-in capital ..........................................   $228,187,788
                                                                   ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE ...................          $1.00
                                                                          =====

                            STATEMENT OF OPERATIONS
                   For the six months ended December 31, 2001
                                  (unaudited)

NET INVESTMENT INCOME:
  Income:
      Interest .................................................   $  3,209,318
                                                                   ------------
  Expenses:
      Shareholder servicing/eligible institution fees ..........        237,479
      Investment advisory fees .................................        158,320
      Administrative fees ......................................        104,880
      Custodian fees ...........................................         17,463
      Professional fees ........................................         17,451
      Board of Trustees' fees ..................................          5,165
      Miscellaneous expenses ...................................          8,551
                                                                   ------------
               Total Expenses ..................................        549,309
                                                                   ------------
Net Investment Income ..........................................   $  2,660,009
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

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                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                            For the
                                                        six months ended      For the
                                                       December 31, 2001    year ended
                                                          (unaudited)      June 30, 2001
                                                       -----------------   -------------
INCREASE IN NET ASSETS:
From Operations:
      Net investment income .........................   $   2,660,009      $  12,168,894
Dividends declared from net investment income .......      (2,668,209)       (12,167,949)
                                                        -------------      -------------
      Net increase (decrease) in net assets .........          (8,200)               945
                                                        -------------      -------------
From Fund Share (Principal) Transactions at
  Net Asset Value of $1.00 per share:
      Fund shares sold ..............................     330,126,285        987,616,475
      Fund shares issued in reinvestment of dividends       1,010,268          3,690,664
      Fund shares repurchased .......................    (288,979,407)      (939,694,086)
                                                        -------------      -------------
        Net increase in net assets resulting from
          fund share transactions ...................      42,157,146         51,613,053
                                                        -------------      -------------
          Total increase in net assets ..............      42,148,946         51,613,998

NET ASSETS:
      Beginning of year .............................     186,038,842        134,424,844
                                                        -------------      -------------
      End of period .................................   $ 228,187,788      $ 186,038,842
                                                        =============      =============

                              FINANCIAL HIGHLIGHTS

           Selected per share data and ratios for a share outstanding throughout each period

                                                   For the
                                              six months ended              For the years ended June 30,
                                              December 31, 2001   ---------------------------------------------------
                                                 (unaudited)      2001        2000       1999        1998        1997
                                              -----------------   ----        ----       ----        ----        ----
Net asset value, beginning of year ...........      $1.00        $1.00       $1.00       $1.00      $1.00      $1.00
Income from investment operations:
  Net investment income ......................       0.01         0.05        0.05        0.04       0.05        0.04
Dividends to shareholders from net
  investment income ..........................      (0.01)       (0.05)      (0.05)      (0.04)     (0.05)      (0.04)
                                                    -----        -----       -----       -----      -----       -----
Net asset value, end of period ...............      $1.00        $1.00       $1.00       $1.00      $1.00       $1.00
                                                    =====        =====       =====       =====      =====       =====
Total return .................................       1.28%        5.20%       4.75%       4.15%      4.78%       4.75%
Ratios/Supplemental Data:
  Net assets, end of period (000's omitted) ..   $228,188     $186,039    $134,425    $193,222   $194,694    $160,458
  Ratio of expenses to average net assets ....       0.51%(1)     0.55%       0.57%       0.62%      0.56%       0.55%
  Ratio of net investment income to
    average net assets .......................       2.47%(1)     5.00%       4.68%       4.07%      4.70%       4.65%

------------
(1) Annualized.

   The accompanying notes are an integral part of these financial statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                          NOTES TO FINANCIAL STATEMENTS
                                   (unaudited)

      1. Organization and Significant Accounting Policies. The 59 Wall Street U.S. Treasury Money Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended. The Trust is an open-end management investment company organized as a Massachusetts business trust on June 7, 1983. The Fund commenced operations on March 12, 1991. The Declaration of Trust permits the Trustees to create an unlimited number of series, each of which issues a separate class of shares. The Trustees have authorized the issuance of an unlimited number of shares of the Fund. At December 31, 2001, there were four series of the Trust.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. The Fund values its investments at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. The Fund's use of amortized cost is in compliance with Rule 2a-7 of the Investment Company Act of 1940.

            B. Interest Income. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund, accrued ratably to the date of maturity.

            C. Federal Income Taxes. Each series of the Trust is treated as a separate entity for federal income tax purposes. It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. At December 31, 2001, the cost of investments for federal income tax purposes was equal to the amortized cost of investments for financial statement purposes.

            D. Dividends and Distributions. Dividends from net investment income are declared daily and paid monthly to shareholders.

            E. Other. Investment transactions are accounted for on the trade date. Realized gain and loss, if any, from investment transactions are determined on the basis of identified cost.

      2. Transactions with Affiliates.

      Investment Advisory Fees. The Trust has an investment advisory agreement with Brown Brothers Harriman ("BBH") for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. For the six months ended December 31, 2001, the Fund incurred $158,320 for advisory services.

      Administrative Fees. The Trust has an administration agreement with BBH for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. BBH has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to BBH. For the six months ended December 31, 2001, the Fund incurred $104,880 for administrative services.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                                   (unaudited)

      Shareholder Servicing/Eligible Institution Agreement. The Trust has a shareholder servicing agreement and an eligible institution agreement with BBH for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.225% of the Fund's average daily net assets. For the six months ended December 31, 2001, the Fund incurred $237,479 for shareholder servicing/eligible institution services.

      Board of Trustees' Fees. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the six months ended December 31, 2001, the Fund incurred $5,165 for the trustee fees.

      Custody Fees. The Fund has a custody agreement with BBH for which BBH receives a fee calculated and paid monthly. For the six months ended December 31, 2001, the Fund incurred $17,463 for custody services.

      3. Subsequent Event.

      At the meeting of the Board of Trustees on November 9, 2001, the trustees approved a change in the name of the Fund to "BBH US Treasury Money Fund". The change will be effective upon the Fund's next prospectus filing on or about February 28, 2002.

The 59 Wall Street Trust

Investment Adviser and
 Administrator
Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759


This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of The 59 Wall Street U.S. Treasury Money Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.


                            U.S. Treasury Money Fund

                               Semi-ANNUAL REPORT
                                December 31, 2001